                                                                   EXHIBIT 99.1



                          FORM OF STOCKHOLDER AGREEMENT

                  This STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as of July 12, 1999 between DoubleClick Inc., a Delaware corporation ("Parent"), and the undersigned stockholder ("Stockholder") of NetGravity, Inc., a Delaware corporation ("Company"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement described below.

                                    RECITALS

                  WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization dated as of July 12, 1999 by and among Parent, NJ Merger Corporation, a Delaware corporation and, a wholly owned subsidiary of Parent ("Merger Sub") and Company (such agreement as it may be amended is hereinafter referred to as the "Merger Agreement"), Parent has agreed to acquire the outstanding securities of Company pursuant to a statutory merger of Merger Sub with and into Company (the "Merger") in which each outstanding share of capital stock of Company (the "Company Capital Stock") will be converted into shares of common stock of Parent (the "Parent Shares") at the exchange rate set forth in the Merger Agreement (the "Transaction");

                  WHEREAS, in order to induce Parent to enter into the Merger Agreement and consummate the Transaction, Company has agreed to use its reasonable best efforts to cause each stockholder of Company who is an affiliate of Company to execute and deliver to Parent a Stockholder Agreement upon the terms set forth herein; and

                  WHEREAS, Stockholder is the registered and beneficial owner of such number of shares of the outstanding capital stock of Company as is indicated on the signature page of this Agreement (the "Shares").

                  NOW, THEREFORE, the parties agree as follows:

                  1.    SHARES.

                  1.1 OWNERSHIP OF SHARES. Stockholder is the beneficial owner of (I.E., has sole or shared voting or investment power with respect to) the Shares. The Shares constitute Stockholder's entire interest in the outstanding capital stock and voting securities of Company. The Shares are free and clear of any liens, claims, options, charges or other encumbrances. Stockholder's principal residence or place of business is accurately set forth on the signature page hereto. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time or (ii) termination of the Merger Agreement in accordance with the terms thereof.

                                      A-1
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                  1.2   NEW SHARES. Stockholder agrees that any shares of
capital stock or voting securities of Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares for so long as they are held by Stockholder.

                  2. AGREEMENT TO VOTE SHARES. Prior to the Expiration Date, at every meeting of the stockholders of Company at which any of the following is considered or voted upon, and at every adjournment thereof, and on every action or approval by written resolution of the stockholders of Company with respect to any of the following, Stockholder shall vote the Shares and any New Shares, in each case as to which Stockholder then has voting control, in favor of approval and adoption of the Merger Agreement and of the Transaction.

                  3. IRREVOCABLE PROXY. Stockholder hereby agrees to timely deliver to Parent a duly executed proxy in the form attached hereto as
Exhibit I (the "Proxy"), such Proxy to cover the Shares and all New Shares in respect of which Stockholder is entitled to vote at each meeting of the stockholders of Company and held by Stockholder as of the record date for such meeting (including, without limitation, each written consent in lieu of a meeting) solely for purposes of voting such shares in favor of approval and adoption of the Merger Agreement; PROVIDED, THAT, such proxy shall only survive for so long as the Merger Agreement is in effect. In the event that Stockholder is unable to provide any such Proxy in a timely manner, Stockholder hereby grants Parent a power of attorney to execute and deliver such Proxy for and on behalf of Stockholder, such power of attorney, which being coupled with an interest, shall survive any death, disability, bankruptcy, or any other such impediment of Stockholder. Upon the execution of this Agreement by Stockholder, Stockholder hereby revokes any and all prior proxies or powers of attorney given by Stockholder with respect to the Shares and agrees not to grant any subsequent proxies or powers of attorney with respect to the Shares until after the Expiration Date.

                  4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Parent as follows:

                  (a) Stockholder has full power and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. Except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law, the execution and delivery of this Agreement by Stockholder does not, and the performance of Stockholder's obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others

                                      A-2-1
any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares or New Shares are or will be bound or affected.

                  (b)   Except to the extent otherwise permitted under Section
6.04 of the Merger Agreement, until the Expiration Date, Stockholder will not (and will use Stockholder's reasonable best efforts to cause its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by Stockholder, not to: (i) initiate or solicit, directly or indirectly, any proposal, plan or offer to acquire all or any material part of the business or properties or capital stock of Company, whether by merger, purchase of assets, tender offer or otherwise, or to liquidate Company or otherwise distribute to the stockholders of Company all or any substantial part of the business, properties or capital stock of Company (each, an "Acquisition Proposal"); (ii) initiate, directly or indirectly, any contact with any person in an effort to or with a view towards soliciting any Acquisition Proposal; (iii) furnish information concerning Company's business, properties or assets to any corporation, partnership, person or other entity or group (other than Parent, or any associate, agent or representative of Parent) under any circumstances that could reasonably be expected to relate to an actual or potential Acquisition Proposal; or (iv) negotiate or enter into discussions or an agreement, directly or indirectly, with any entity or group with respect of any potential Acquisition Proposal. In the event Stockholder shall receive or become aware of any Acquisition Proposal subsequent to the date hereof, Stockholder shall promptly inform Parent as to any such matter and the details thereof to the extent possible without breaching any other agreement to which such Stockholder is a party or violating its fiduciary duties.

                  (c) Stockholder understands and agrees that if Stockholder attempts to vote or provide any other person with the authority to vote any of the Shares held by Stockholder as of the record date for any meeting at which such Shares are to be voted other than in compliance with this Agreement, Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Company to not record such vote unless and until Stockholder shall have complied with the terms of this Agreement.

                  5. NO LIMITATION ON DISCRETION AS DIRECTOR. If the Stockholder is a natural person and is a member of the board of directors of Company, then this Agreement will apply to the exercise by Stockholder in his individual capacity of rights attaching to ownership of the Shares, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of Stockholder with respect to, any action which may be taken or omitted by him acting in his fiduciary capacity as a director of Company.

                  6. ADDITIONAL DOCUMENTS. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

                  7. CONSENT AND WAIVER. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Transaction under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

                                      A-3-1

                  8. TERMINATION. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

                  9. CONFIDENTIALITY. Stockholder agrees (i) to hold any information regarding this Agreement and the Transaction in strict confidence, and (ii) not to divulge any such information to any third person, except to the extent any of the same is hereafter publicly disclosed by Parent.

                  10.   MISCELLANEOUS.

                  10.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  10.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is intended to bind Stockholder solely as a securityholder of Company only with respect to the specific matters set forth herein.

                  10.3 AMENDMENT AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  10.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

                  10.5 NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, or sent by facsimile transmission, as follows:

                  (a) If to Stockholder, at the address set forth below Stockholder's signature at the end hereof.

                                      A-4-1

                  (b)      if to Parent, to:

                  DoubleClick Inc.
                  41 Madison Avenue, 32nd Floor
                  New York, NY 10010
                  Attention:     Elizabeth Wang, General Counsel
                  Facsimile No:  (212) 889-0029

                  with a copy to:

                  Brobeck, Phleger & Harrison LLP
                  Spear Street Tower
                  One Market
                  San Francisco, CA  94105
                  Attention:     Steve L. Camahort
                  Facsimile No.: (415) 442-1010

or to such other address as any party hereto or any Indemnified Person may designate for itself by notice given as herein provided.

                  10.6 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

                  10.7 ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  10.8 COUNTERPART. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  10.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                                      A-5-1

                  IN WITNESS WHEREOF, the parties have caused this Stockholder Agreement to be executed as of the date first above written.

DOUBLECLICK INC.                            STOCKHOLDER


By:
   ---------------------------------        ------------------------------------
Name:                                       (Signature)
     -------------------------------
Title:
      ------------------------------

                                            ------------------------------------
                                            (Signature of Spouse)

                                            ------------------------------------
                                            (Print Name of Stockholder)

                                            ------------------------------------
                                            (Print Street Address)

                                            ------------------------------------
                                            (Print City, State and Zip)

                                            ------------------------------------
                                            (Print Telephone Number)

                                            ------------------------------------
                                            (Social Security or Tax I.D. Number)

Total Number of Shares of Company Capital Stock owned on the date hereof:

Common Stock:
                    ---------------------------------

State of Residence:
                    ---------------------------------




                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                                                                     EXHIBIT I


                                IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                                NETGRAVITY, INC.



                  The undersigned stockholder of NetGravity, Inc., a Delaware corporation ("Company"), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law) appoints the members of the Board of Directors of DoubleClick Inc., a Delaware corporation ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The proxy granted hereunder shall be solely for the purpose of voting the Shares in favor of approval and adoption of the Merger Agreement; PROVIDED, THAT, such proxy shall only survive for so long as the Merger Agreement is in effect. The Shares beneficially owned by the undersigned stockholder of Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

                  This Irrevocable Proxy is irrevocable (to the extent provided in the Delaware General Corporation Law), is coupled with an interest, including, but not limited to, that certain Company Affiliate Agreement dated as of even date herewith by and among Parent, and the undersigned, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among Parent and NJ Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Company which Merger Agreement provides for the merger of Merger Sub with and into Company (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date of termination of the Merger Agreement.

                  The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute

                                      A-I-1
and deliver written consents pursuant to the Delaware General Corporation
Law), at every annual, special or adjourned meeting of the stockholders of Company and in every written consent in lieu of such meeting:

                                      A-II-1
                  in favor of approval and adoption of the Merger Agreement and of the transaction contemplated thereby.

                  The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  July 12, 1999

                                       -------------------------------------
                                       (Signature of Stockholder)


                                       -------------------------------------
                                       (Print Name of Stockholder)


                                       Shares beneficially owned:


                                       __________ shares of Company Common Stock




                       SIGNATURE PAGE TO IRREVOCABLE PROXY